Exhibit 99.3

2024 Full Year Results Presentation Douglas Thompson Managing Director & CEO 20 February 2025

CRN - FY24 Results Presentation 2 Important Notices and Disclaimer The material contained in this presentation is intended to be general background information on Coronado Global Resources Inc. (Coronado) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in United States dollars unless otherwise indicated. The presentation of certain financial information may not be compliant with financial captions in the primary financial statements prepared under U.S. GAAP. Refer to Coronado’s 2024 Form 10-K for the year ended 31 December 2024 available at www.coronadoglobal.com for details of the basis primary financial statements prepared under U.S. GAAP. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the US Securities Act of 1933 and Section 21E of the US Securities Exchange Act of 1934. Forward looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions and results of operations. This presentation contains forward-looking statements concerning our business, operations, financial performance and condition, the coal, steel and other industries, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as “may”, “could”, “believes”, “estimates”, “expects”, “intends”, “plans”, “considers”, “forecasts”, “targets” and other similar words that involve risk and uncertainties. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividend payments, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the Company's good faith beliefs, assumptions and expectations, but they are not a guarantee of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company's control, as described in our Annual Report on Form 10-K filed with the ASX on 20 February 2025 (AEST) and filed with SEC, as well as additional factors we may disclose from time to time in other filings with the ASX and SEC. You may get such filings for free at our website at www.coronadoglobal.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. In this presentation, references to ore reserves (Reserves) are compliant with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves 2012 (JORC Code) and are measured in accordance with the JORC Code. Information in this presentation relating to Coal Reserves and Coal Resources is extracted from information published by Coronado and available on the Coronado and ASX websites (2024 JORC Statement also released to the ASX on 20 February 2025). For details of the Coal Reserves and Coal Resources estimates and the Competent Persons statements, refer to relevant Australian and U.S. Operations sections in the 2024 JORC Statement. As an SEC registrant, our SEC disclosures of resources and reserves follow the requirements of subpart 1300 of Regulation S-K under the US Securities Exchange Act of 1934. Accordingly, our estimates of resources and reserves in this presentation and in our other ASX disclosures may be different than our estimates of resources and reserves as reported in our Annual Report on Form 10-K for the year ended 31 December 2024 and in other reports that we are required to file with the SEC. All units in U.S. dollars and metric tonnes, unless otherwise stated

CRN - FY24 Results Presentation 3 2024 Highlights Douglas Thompson Managing Director and CEO

2024 Performance Highlights

Performance improvement and growth strategy re-positioned for scale and lower cost structure

Major Improvement at existing operations

- ✓ ~$100M p.a cost reduction
- ✓ 3-year record 55% peak dragline waste removal
- ✓ 5% productivity increase across all fleets
- ✓ 30% headcount reduction at Curragh Complex
- ✓ Second longwall operational at Buchanan

Planned investments in new operations expected to have attractive returns[1]

- ✓ > 3 Mt p.a from Mammoth Underground Mine and Buchanan expansion
- ✓ EBITDA multiple <1.3x for Mammoth Underground Mine significantly lower than recent transactions[2] between 3.2x to 4.7x
- ✓ Improving quality of CRN's earnings
- ✓ Improving margins company wide

Expected Significant FCF step up - Stanwell rebate removal in near term

- ✓ ~$200 million[3] uplift in free cashflow
- ✓ ~+1 Mt p.a of (thermal/PCI) available for market
- ✓ Removal of rebate

Pursuing additional opportunities

- ✓ Priority focus on study ~+2 Mt Mammoth UG Phases 2 & 3
- ✓ ~+1 Mt Buchanan capacity expansion study
- ✓ Continued review of Russell County ~50 Mt & Mon Valley ~197 Mt[4]

Notes: [1]All returns calculated on expected estimates and on steady state [2]as disclosed in public domain [3]estimate based on projected volumes and rebate timing. [4]See the Company's 2024 JORC Statement released February 20, 2025.

CRN - FY24 Results Presentation 4

38% 21% 8% 10% 16% 65% 22% 7% Coronado’s diversification uniquely positioned for multiple markets Our high-quality Met Coal operations support customers on five continents Notes: (1) Group full year 2024 sales revenues split by geographic region, “Other” reflects direct sales to other destinations. The company uses shipping destinations as the basis for attributing revenue to individual countries. Instances of broker sales rely on broker disclosure of destination. Europe Japan India Brazil USA China Australia South Korea U.S. Canada 43% 29% 13% 6% 3%5% Japan India S Korea Netherlands Australia Other Geographical Coal Revenue Earned by Segment (1) 5% USA / Canada India Brazil Netherlands China Other Australia Group 3% 3% Asia Americas Europe Australia Other CRN - FY24 Results Presentation 5

Growth Projects Update Mammoth Underground and Buchanan Expansion projects expected to deliver 2.5 – 3.0 Mtpa of incremental Met Coal by 2026 to seaborne markets once at full capacity CRN – FY23 Results Presentation Mammoth Underground Buchanan Expansion Expected Key Benefits • Second quartile cost curve performance • Higher margins • Expandable • Organic growth, very low capital intensity • Leveraging CRN's underground experience • Mammoth Underground improves the quality of Curragh Complex Earnings • Less vulnerable to weather than open cut • Higher margin tonnage than open cut Project Summary • 41 Mt ROM reserves(1); Underground Bord and Pillar mine • Once at full capacity, 1.5 – 2.0 Mtpa incremental product Met Coal expected • Nameplate rate expected during 2025 • First coal achieved December 2024 on time and on budget Project Summary • Investing in new raw coal storage facility and additional hoisting capacity (2nd set of skips). • Once at full capacity, 1.0 Mtpa incremental product Met Coal expected • Nameplate rate expected during 2025 • Targeted completion date Q2 2025 • 6% increase in skips per day Planned Next Steps • Raw Coal storage area and 2nd set of skips planned to be in operation in Q2 2025. • February and April have 5-day idle periods for expansion project tie in work. • Production increase and cost decrease expected in H2 2025 directly related to expansion project completion. CRN - FY24 Results Presentation 6 Notes: (1)See the Company’s 2024 JORC Statement released February 20, 2025.

Operations Overview

Health and Safety across Australian and US Operations Our People, Our Highest Priority CRN – FY23 Results Presentation 8 Southern section of S-Pit, Curragh North Map of Curragh North and proposed underground seams Australian Operations (TRIFR) US Operations (TRIR) 0 2 4 6 8 10 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Jul-24 Jan-25 -75% Australian Operations Industry Average 0 1 2 3 4 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Jul-24 Jan-25 -13% U.S. Operations Industry Average Notes: Total Recordable Injury Frequency Rate (TRIFR), is the number of fatalities, lost time injuries, cases or substitute work and other injuries requiring medical treatment per million-man hours worked on a rolling 12-month basis. Total Recordable Incident Rate (TRIR) is a mathematical computation that takes into account how many Mine Safety and Health Administration (MSHA) recordable incidents our company has per 200,000 hours worked on a rolling 12-month basis. CRN - FY24 Results Presentation 8

Operational performance

2024 reflects major improvement at existing operations

Group Highlights

- 5% ROM production increase year on year from 2022 and 2023.
- 15.3 Mt Saleable production complemented with higher than planned 0.6 Mt ROM inventory build.
- Strong sales performance of 15.8 Mt.

Australia Highlights

- 55% peak dragline waste removal; three-year high delivered through the One Curragh Plan.
- 5% demonstrated productivity improvement across all Truck and Excavator fleets.
- ~$100M cost reduction by reducing truck and excavator fleets from 16 to11.

U.S. Highlights

- 11% increase in ROM production due to Dual Longwalls.
- 97% of skip efficiency maintained due to improved utilisation during longwall moves.
- Overall, up to 6% improvement in skip efficiency and longwall availability.
- 11% increase in ROM production from re-entry at Powellton UG and expanded surface works with the addition of high-wall mining.

2024 Group Production Metrics (Mts)


26.6
15.3
15.8
Group ROM production
Group Saleable production
Group Sales

2024 Australia Production Metrics (Mts)


12.6
9.7
10.2
Australia ROM production
Australia Saleable production
Australia Sales

2024 U.S Production Metrics (Mts)


14.0
5.7
5.6
US ROM production
US Saleable production
US Sales tonnes

CRN - FY24 Results Presentation 9

Curragh Complex Cost Reductions

Significant cost reductions achieved, targeting a corporate goal of sub $85/t in 2026

Australian Operations Average Mining Costs Per Tonne Sold



-66%
Jan-24
Mar-24
May-24
Jul-24
Sep-24
Nov-24
Jan-25

- Continued focus on month-on-month cost reduction from the One Curragh Plan.
  - Higher waste movement from draglines and lower cost.
  - High productivity from all mining units resulting in high production at lower cost.

Australian Operations Average Mining Cost Per Tonne Sold



-25%
109
82*
2023
2026

- Targeting significant improvement in mining costs in 2026.
- Mammoth UG in steady state with expected 2 Mt saleable production at a reduced cost.
- The One Curragh Plan will be complete which we expect will deliver continued productivity improvements that will drive further increases in production and reduced costs.

Notes: *Corporate target only

CRN - FY24 Results Presentation 10

CRN - FY24 Results Presentation 11 2024 Financial Results CRN - FY24 Results Presentation

2024 Summary Financial Results ($M)

Substantial capital investments for future growth


FY 2024 Free Cash Flow
115
41
156
52
30
74
104
146
179
23
27
2024 Adjusted EBITDA
Working capital & other
Adj Operating Cash Flows
Stamp Duty Payment
Interest
Operating Cash Flows
Capex Growth
Capex Other
Refinance
Other
2024 Free Cash Flow


Cash Flow Statement
339
74
226
153
340
Cash Balance 31 Dec 2023
Operating Cash Flows
Investing Cash Flows
Financing & Other Cash Flows
Cash Balance 31 Dec 2024

Notes: Rounding has been applied as appropriate. Capex refers to cash capital expenditure (inclusive of capital prepayments) and is different to headline capex which includes accruals. Free cash flow is defined as net cash from operating activities less capital expenditure, acquisition expenditure, amounts reserved for capital expenditure and acquisition expenditure and amounts required for debt servicing. Financing Cash Flows are shown net of the effect of exchange rate changes on cash and restricted cash.

Highlights:

- $2.5 billion Total Revenue (third highest)
- $185 Average realised Met price per tonne sold
- 95% Met coal revenue
- $115 million Adjusted EBITDA
- $400 million issued, 9.250% New Senior Secured Notes due 2029
- $413 million royalties (AUS $250 million; U.S. $44 million), and Stanwell rebate ($119 million).
- $250 million Capital Expenditure
- $156 million adjusted operating cashflows generated from operations
- $340 million Closing Cash as of 31 December 2024

CRN - FY24 Results Presentation 12

Global Coal Markets CRN - FY23 Results Presentation Curragh North (Curragh Complex) CRN - FY24 Results Presentation

Met Coal prices declined to a three-year low Outlook remains positive - expected increases in forward pricing, global steel production and Met coal export demand • Annual global crude steel production is forecast to grow 16% to 2.1 billion metric tonnes by 2050 driven by India. • Met coal export demand expected to represent a larger share of the total met coal market increasing 12% by 2050. • Met coal export demand increased by 6% in 2024 to 388 Mt despite multiple headwinds around the globe. • Prices have fallen ~20% in 2024 on improved supply, uncertain economic fundamentals and negative market sentiment out of China. • Forward pricing curve 227/t & 229/t for 2025 & FY2026 (3). Notes: Rounding has been applied. 1) Source: S&P Global Platts pricing 01 Jan 2020 to 20 January 2025; PLV HCC FOB AUS = Premium Low-Vol FOB Australian Hard Coking index, LV HCC FOB USEC = Low-Vol Hard Coking US East Coast index, PLV HCC CFR China = Premium Low-Vol Hard Coking China index. (2) sourced from Wood Mackenzie November 2024 Coal Market Service Metallurgical Trade Investment Horizon outlook H2 2024; Bt = Billion metric tonnes; EAF = Electric Arc Furnace steel making; BOF = Blast Oxygen Furnace steel making. (3) Forward curve estimates reflect the S&P Global Platts Metallurgical Coal Commodity Briefing Plus 23 Jan 2024. (4) Long term average price of $201 per tonne reflects the historical S&P Global Platts PLV HCC FOB AUS price market data between 2014 and 20 January 2025 (5) Three year average price of $297 per tonne reflects the historical S&P Global Platts PLV HCC FOB AUS price market data between 2014 and 20 January 2025 Metallurgical Coal Price Indices (U$/t) (1) 2024 2050 1.8 2.1 +16% Total Global Crude Steel Production (Bt) (2) 0 100 200 300 400 500 600 700 800 2/01/2020 2/01/2021 2/01/2022 2/01/2023 2/01/2024 2/01/2025 PLV HCC FOB AUS LV HCC FOB USEC PLV HCC CFR China PLV HCC FOB AUS 3 Year Average PLV HCC FOB AUS Long Term Average

Strong Met Coal demand expected to 2050

Global export demand growth for Met Coal is underpinned by India; Primary source of supply expected to be Australia



Global Export Met Coal Supply (Mt)
381
376
483
34
59
52
29
51
156
33
45
47
29
44
178
51
38
76
25
46
248
+58%
2024
2030
2050
Other
Russia
U.S.
Mongolia
Canada
Australia



Global Export Met Coal Demand (Mt)
388
394
482
117
8
13
55
117
77
121
15
21
51
81
104
118
19
33
38
57
217
+181%
2024
2030
2050
Other
Indonesia
China
Brazil
Japan
India

Source: Independent Data Analysis, CRN analysis (Reference: Wood Mackenzie November 2024 Coal Market Service Metallurgical Trade Investment Horizon outlook H2 2024; AME Metallurgical Coal Strategic Market Study 2024 Q4, S&P Global Platts Metallurgical Coal Commodity Briefing Plus 23 Jan 2025. Mt = Million metric tonnes. Rounding has been applied)

- Global export Met Coal demand is forecast to grow to 482 Mt by 2050, led primarily by blast furnace steel production in India.
- India export Met Coal demand forecast to increase 181% by 2050.
  - Coronado with its long-life assets is well positioned, India remains one of our largest export markets.
- Export Met Coal supply to be primarily sourced from Australia with existing supply to substantially increase to meet projected 2050 demand.
  - Australia is forecast to supply 248 Mt (58% increase from 2024) of all export Met Coal to the world by 2050.
- ~15 Mt supply shortage potential in 2025 due to mine closures and operational constraints.

CRN - FY24 Results Presentation 15

CRN - FY24 Results Presentation 16 2025 Priorities and Guidance

2025 Guidance – targeting uplift from 2024 performance Continued optimisation of existing assets and delivery of highly accretive growth projects are the core priorities Note: Mining Cost per Tonne Sold assumes and AUD”: USD foreign exchange rate assumption of 0.63 for FY25. CRN - FY24 Results Presentation 17 16 Mt – 18 Mt Guidance 2025 (15.3 Mt in 2024) Saleable production Mining Cost per Tonne Sold Capital Expenditure $92/t – $105/t Guidance 2025 ($107.4/t in 2024) $230M – $270M Guidance 2025 ($250M in 2024) • Guidance range considers ramp up of Mammoth Underground Mine and the Buchanan expansion. • Saleable production weighted towards H2 reflecting the Mammoth Underground Mine ramp up and completion of Buchanan expansion project. • Mining cost per tonne sold is expected to decrease due to higher production and continued cost reduction programs.

Immediate priorities on existing operations

Improve productivity, reduce cost and leverage market dynamics



Curragh Complex (OC)

Achieving benefits 2025
~10 Mt per year

Consistent delivery of productivity and reliability improvement.

Continue cost out program.



Logan Complex

Continue steady state 2025
~ 2.2 Mt per year

Maintain consistent performance levels with incremental improvement.



Buchanan Complex

Continue steady state 2025
~ 3.7 Mt per year

Dual longwall production uplift. Expected rates achieved throughout 2024.

Note - Exclude Buchanan expansion on next slide.



Coal Sales

Potential Advantage
USA and AU Operations

Industry advantage with AU and US assets to take advantage of freight opportunity, tariffs and trade rebalance.

Optimise product mix based on market requirements.

Note: Production numbers provided for context, not guidance

CRN - FY24 Results Presentation 18

Immediate priorities on new operations

Execute existing growth projects while assessing expandability scenarios



Mammoth Underground Mine

Planned Ramp up 2025

~ + 2 Mt Per Year

~ $105M capital investment in Mammoth UG for additional 2 Mt, potential revenue generation +$208 million ($200/t PLV at 77% realisation).

+41 Mt reserves unlocked.[1]



Buchanan Expansion

Expected completion H2 2025

~ + 1 Mt per year

~ $150M capital investment in Buchanan for additional 1 Mt, potential revenue generation + $150 million ($200/t index @ 75% realisation).

+40 Mt reserves unlocked. [1]



Mammoth Phase 2 & 3 Ext

Study 2025/2026

~+2 Mt per year

Capacity for additional reserve access and increased saleable tonnages from UG mines.

High priority in the near term.



Buchanan Capacity Increase

Study 2025/2026

~+1 Mt per year

Capacity for additional saleable tonnages by increased processing capacity.

Note: volumes reflects study estimates, [1]See the Company's 2024 JORC Statement released February 20, 2025.

CRN - FY24 Results Presentation 19

Near term priority - expiry of coal supply agreement and future growth options

Removal of Stanwell legacy agreement boosts cashflow and positions CRN for future expansion and greater shareholder returns



U PIT
Curragh North
Mining Area
Stanwell Reserve Area
EPC 1445
S PIT

Stanwell Legacy Contract Expiry

Coal supply agreement

Expected expiry early 2027

Agreement to provide coal to Stanwell Power Station decreases from ~3 Mt to ~2Mt per annum.

Rebate obligation ends.



Step up cash position through..

Expected revenue uplift

~+1 Mt export sales

Option to provide additional 1 Mt to market at an increased price from existing.



Step up cash position through..

Expected cost reduction

Rebate payment ends

Export price & tonnage rebate ends for:
-Tier 1 Rebate (capped at 7 Mtpa exports),
- Tier 2 Rebate (exports > 7 Mtpa); and
- U Pit East Area



Growth Options

Future opportunities [1]

- Russell County ~+50 Mt
- Mon Valley ~+197 Mt
- X pit, D Pit, F Pit (Curragh Complex)

Targeted Inorganic opportunities

Notes: [1]See the Company's 2024 JORC Statement released February 20, 2025.

CRN - FY24 Results Presentation 20

VIDEO PLAYBACK CRN - FY24 Results Presentation 21

CRN - FY24 Results Presentation 22 Questions and Answers

Investors Chantelle Essa Vice President Investor Relations +61 477 949 261 cessa@coronadoglobal.com investors@coronadoglobal.com Registered Office Coronado Global Resources Inc. Level 33, Central Plaza One 345 Queen Street Brisbane, QLD, Australia, 4000 GPO Box 51, Brisbane QLD, Australia, 4000 +61 7 3031 7777 +61 7 3229 7401 coronadoglobal.com Media Helen McCombie Sodali & Co +61 411 756 248 helen.mccombie@sodali.com Contacts

Appendix 2024 JORC Statement released February 20, 2025 (Extract) CRN - FY24 Results Presentation 24

Reconciliation of Non-GAAP measures CRN - FY24 Results Presentation 25 This presentation discusses results of the Company’s operations and includes references to and analysis of certain non-GAAP measures, which are financial measures not recognized in accordance with U.S. GAAP. Non-GAAP financial measures are used by the Company and investors to measure operating performance. Management uses a variety of financial and operating metrics to analyze performance. These metrics are significant in assessing operating results and profitability. These financial and operating metrics include: (i) safety and environmental statistics; (ii) Adjusted EBITDA, (iii) total sales volumes and average realised price per Mt sold, which we define as total coal revenues divided by total sales volume; (iv) Metallurgical coal sales volumes and average realized Metallurgical coal price per tonne sold, which we define as metallurgical coal revenues divided by metallurgical sales volume; (v) Mining costs per Mt sold, which we define as mining cost of coal revenues divided by sales volumes (excluding non-produced coal) for the respective segment; (vi) Operating costs per Mt sold, which we define as operating costs divided by sales volumes for the respective segment. Investors should be aware that the Company’s presentation of Adjusted EBITDA and other non-GAAP measures may not be comparable to similarly titled financial measures used by other companies. We define Net (Debt)/Cash as cash and cash equivalents (excluding restricted cash) less the outstanding aggregate principal amount of interest bearing liabilities. Reconciliations of certain forward-looking non-GAAP financial measures, including our 2025 Mining Cost per Tonne Sold guidance, to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability and the periods in which such items may be recognised. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Reconciliation of Non-GAAP measures Adjusted EBITDA reconciliation (US$ thousands) For the year ended 31 December 2024 For the year ended 31 December 2023 Net (loss) / income (108,881) 156,065 Add: Depreciation, depletion and amortization 187,400 160,711 Add: Interest expense, net 58,856 56,751 Add: Other foreign exchange gains (12,339) (2,899) Add: Impairment of non-core assets 10,585 - Add: Loss on debt extinguishment 14,732 1,385 Add: Income tax (benefit) / expense (40,309) (32,251) Add: Uncertain stamp duty position - 41,321 Add: Losses on idled assets held for sale 4,574 4,846 Add: Restructuring costs 729 - Add: Decrease in provision for discounting and credit losses (207) (4,216) Adjusted EBITDA 115,140 381,713 Realised total pricing reconciliation (US$ thousands, except for volume data) For the year ended 31 December 2024 For the year ended 31 December 2023 Total revenue 2,507,713 2,890,603 Less: Other revenues (62,851) (59,914) Total coal revenues 2,444,862 2,830,689 Sales volume (MMt) 15.8 15.8 Average realised price per tonne sold $154.4/t $178.8/t Net (debt)/ cash reconciliation (US$ thousands) 31 December 2024 31 December 2023 Cash and cash equivalents 339,625 339,294 Less: Restricted cash (251) (251) Cash and cash equivalents (excluding restricted cash) 339,374 339,043 Less: Aggregate interest bearing liabilities (424,472) (242,326) Net (debt)/ cash (85,098) 96,717 Free cash flow reconciliation (US$ thousands) For the year ended 31 December 2024 Net cash provided by operating activities 74,039 Less: Capital expenditure (248,142) Add: Net cash provided by financing and other activities 201,250 Free cash flow 27,147 CRN - FY24 Results Presentation 26

Reconciliation of Non-GAAP measures

Total consolidated mining costs per tonne reconciliation (US$ thousands, except for volume data)	For the year ended 31 December 2024	For the year ended 31 December 2023
Total costs and expenses	2,587,256	2,718,633
Less: Selling, general and administrative expenses	(36,944)	(84,177)
Less: Depreciation, depletion and amortization	(187,400)	(160,711)
Total operating costs	2,362,912	2,473,745
Less: Other royalties	(289,678)	(345,882)
Less: Stanwell rebate	(116,870)	(136,523)
Less: Freight expenses	(241,377)	(259,710)
Less: Other non-mining costs	(31,679)	(62,107)
Total mining costs	1,683,308	1,669,523
Sales volume excluding non-produced coal (MMt)	15.7	15.5
Average mining costs per tonne sold ($/mt)	$107.4/t	$107.6/t

Total consolidated operating costs per tonne reconciliation (US$ thousands, except for volume data)	For the year ended 31 December 2023	For the year ended 31 December 2023
Total costs and expenses	2,587,256	2,718,633
Less: Selling, general and administrative expenses	(36,944)	(84,177)
Less: Depreciation, depletion and amortization	(187,400)	(160,711)
Total operating costs	2,362,912	2,473,745
Sales volume (MMt)	15.8	15.8
Average operating costs per tonne sold ($/mt)	$149.2/t	$156.3/t

Realised met pricing reconciliation for the year ended 31 December 2024 (US$ thousands, except for volume data)	Australia	United States	Consolidated
Total revenues	1,594,981	912,732	2,507,713
Less: Other revenues	(34,706)	(28,145)	(62,851)
Total coal revenues	1,560,275	884,587	2,444,862
Less: Thermal coal revenues	(87,798)	(30,000)	(117,798)
Metallurgical coal revenues	1,472,477	854,587	2,327,064
Volume of metallurgical coal sold (MMt)	7.2	5.3	12.5
Average realised met price per tonne sold	$203.9/t	$160.1/t	$185.3/t

Realised met pricing reconciliation for the year ended 31 December 2023 (US$ thousands, except for volume data)	Australia	United States	Consolidated
Total revenues	1,681,522	1,209,081	2,890,603
Less: Other revenues	(35,770)	(24,144)	(59,914)
Total coal revenues	1,645,752	1,184,937	2,830,689
Less: Thermal coal revenues	(88,281)	(153,925)	(242,206)
Metallurgical coal revenues	1,557,471	1,031,012	2,588,483
Volume of metallurgical coal sold (MMt)	6.8	5.2	12.0
Average realised met price per tonne sold	$230.2/t	$196.9/t	$215.7/t

CRN - FY24 Results Presentation 27

2024 Investor Presentation (slide 21) Script of Video Presentation ‘Coronado Steel Starts Here’ Thursday 20 February 2025 2023 Annual General Meeting of Stockholders: Script of Video Presentation entitled ‘Coronado AGM Video’ Thursday 25 May 2023 Coronado Global Resources Inc. Level 33, Central Plaza One, 345 Queen Street ARBN: 628 199 468 Brisbane QLD 4000 T: +61 7 3031 7777 | F: +61 7 3229 7402 www.coronadoglobal.com At Coronado Global Resources, STEEL STARTS HERE. The world’s reliance on met coal remains crucial, and Coronado is a key supplier of this essential commodity. In 2024, we continued to invest in organic growth and emissions reduction projects, laying a strong foundation for long-term value creation for our shareholders while ensuring the sustainability of our business for decades to come. As steel demand grows, met coal is positioned to continue to play an integral role in infrastructure development and the energy transition globally. Recognised as a critical resource, we expect met coal to remain a cornerstone of global steel production and the world's expanding energy needs. We are diligently delivering on our strategic priorities, positioning Coronado to meet the rising demand for raw materials as the global energy transition continues. Steel remains vital to global infrastructure and energy goals, driving the need for high-quality met coal. With ten separate mines operating across three major complexes in Australia and the USA, we are built for scale and positioning - ensuring a reliable supply to expand progress and support global aspirations. This is why we exist. In Australia, at our Curragh Complex, we’ve successfully continued to execute the One Curragh Plan, improving efficiency and streamlining operations into three mines- Curragh North, Curragh South, and Mammoth Underground Mine. The optimisation of Curragh North and Curragh South into efficient dragline operations has already exceeded expectations. With this resilient platform in place, our focus now shifts to driving further productivity gains and maximising long-term potential. The Mammoth Underground Mine is now operational, adding up to 2 million tonnes of capacity to the Curragh Complex. Mammoth has a reserve base of 41 million ROM tonnes, accessed via the existing open-cut highwall in S-Pit. First coal was cut ahead of schedule on 19 December 2024, marking a major milestone in production. Mammoth’s development extends beyond phase one, studies are underway for a phase 2 and phase 3 expansion - each planned to unlock further value. Even in its initial stage, the Mammoth mine offers substantial upside as production ramps up. This achievement is expected to deliver long-term value for shareholders through lower cost production, increased margins and expandability, positioning Mammoth as a key driver of future growth and increasing supply to meet global demand. In the U.S., at Buchanan, we’ve also made significant strides in executing our growth plans. The Buchanan expansion is planned to be a major contributor to our U.S. target of 7 million tonnes saleable production per year. Progress on the Buchanan expansion project is on track to be fully operational in June 2025 and is expected to increase tonnage and productivity through expanded storage and hoisting capacity, delivering a significant boost in saleable production. The construction of a second set of skips is moving forward, with shaft excavation and concrete lining now finished. With the additional Southern Longwall District in production since January 2024, the expanded coal stockpile space is expected to drive further productivity improvements. Following the success of our first Ventilation Air Methane (VAM) unit at Vent Shaft 16, we’ve completed the second unit at Vent Shaft 18. As an industry leader in the use of VAM-RTO technology, this unit is already contributing to emissions reduction at Buchanan, helping us make significant progress toward our targets. We will continue to assess the potential for a third unit during 2025 yielding further opportunities to reduce our emissions across our business. Looking ahead, as we complete the ramp up of our Mammoth Underground Mine and Buchanan expansion in 2025, we continue to the next phase of our plans. Operationally, we see 2025 as a catalyst for growth as the successful execution of our plans are realised. We will continue to look at opportunities to further grow the business organically and inorganically. In 2027, we anticipate the completion of our legacy Stanwell arrangements, which could enable us to grow our exports by a further 1 million tonnes per year at a reduced cost. We are poised to capitalise on the supply-demand Met coal imbalance expected between now and 2050 through our abundant permitted resources and strategic plans. Through strategic investments and operational advancements, Coronado is not only meeting the world’s increasing demand for metallurgical coal but also driving progress across infrastructure and energy sectors. With a strong foundation in place, we are focussed on delivering sustainable returns for our investors, ensuring a reliable supply of critical resources, and shaping the future of global industries. This is how we build value- by turning vision into action, ensuring our continued success, and powering a resilient, sustainable future for all. At Coronado, STEEL STARTS HERE.